UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2019

HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s address: 41 South High Street, Columbus, Ohio 43287

Registrant’s telephone number, including area code: (614) 480-2265

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of exchange on which registered
5.875% Series C Non-Cumulative, perpetual preferred stock	HBANN	NASDAQ
6.250% Series D Non-Cumulative, perpetual preferred stock	HBANO	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On August 6, 2019, Huntington Bancshares Incorporated (the “Company”) issued and sold $800,000,000 aggregate principal amount of its 2.625% Senior Notes due 2024 (the “Notes”). The Notes were issued pursuant to a Senior Debt Indenture, dated as of July 30, 2019, between the Company and Deutsche Bank Trust Company Americas (the “Trustee”), as amended and supplemented by a First Supplemental Indenture, dated as of August 6, 2019, between the Company and the Trustee (the “First Supplemental Indenture”). The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of July 30, 2019, by and among the Company and, on behalf of themselves and the several underwriters named therein, Goldman Sachs & Co. LLC, BofA Securities, Inc. and Citigroup Global Markets Inc.

The First Supplemental Indenture and the Notes are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated into this Item 8.01 by reference. The Underwriting Agreement, the First Supplemental Indenture and the Notes are more fully described in a prospectus supplement, dated July 30, 2019, filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 1, 2019, to the accompanying prospectus filed with the Commission on July 30, 2019, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-232886).

The foregoing descriptions of the First Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibit 4.1 and Exhibit 4.2, respectively.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents in connection with the issuance of the Notes and such exhibits are hereby incorporated into the Company’s Registration Statement on Form S-3ASR (File No. 333-232886).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 4.1	First Supplemental Indenture, dated August 6, 2019, between Huntington Bancshares Incorporated and Deutsche Bank Trust Company Americas, as trustee

Exhibit 4.2	2.625% Senior Notes due 2024

Exhibit 5.1	Opinion of Venable LLP

Exhibit 5.2	Opinion of Wachtell, Lipton, Rosen & Katz

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

By:	/s/ Howell D. McCullough III
Howell D. McCullough III
Chief Financial Officer

Date: August 6, 2019